UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2015

SUNNYSIDE BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55005	46-3001280
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

56 Main Street, Irvington, New York		10533
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 591-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Sunnyside Bancorp, Inc. (the “Company”) announced that its 2015 Annual Meeting of Stockholders will be held on Tuesday, June 16, 2015 at 9:00 am EST at DoubleTree by Hilton Hotel Tarrytown, 455 South Broadway, Tarrytown, New York.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Sunnyside Bancorp, Inc.
DATE: March 20, 2015	By:	/s/ Timothy D. Sullivan
Timothy D. Sullivan
President and Chief Executive Officer